UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2023

ASPEN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38175	27-1933597
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

276 Fifth Avenue, Suite 505, New York, NY 10001

(Address of Principal Executive Office) (Zip Code)

(646) 448-5144

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ASPU	The Nasdaq Stock Market (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 12, 2023, Aspen Group, Inc. (the “Company”) entered into an agreement with an insurance company, the effect of which was to remove the Company’s prohibition from borrowing under $20 million of secured revolving indebtedness (collectively, the “Lines of Credit”). As a result, the Company and certain lenders entered into a Second Amendment (the “Second Amendment”) to the Intercreditor Agreement, which removed a provision which was added by the First Amendment (the “First Amendment”) restricting the Company’s ability to draw down from the Lines of Credit while the insurance company’s surety bond remained outstanding. The First Amendment had been entered into at the request of the insurance company which issued an approximately $18.3 million surety bond in favor of the Arizona State Board for Private Postsecondary Education, which was subsequently reduced to $5.5 million. No sums have been borrowed under the Lines of Credit as of this date. Currently, the Company does not anticipate making drawdowns on the Lines of Credit.

The foregoing description of the terms of the agreement with the insurance company, the Intercreditor Agreement and amendments thereto, and the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the First Amendment and the Intercreditor Agreement, copies which were filed as Exhibit 10.1 to the Form 8-K filed on April 27, 2022, and Exhibit 10.3 to the Form 10-Q filed on March 15, 2022, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit		Incorporated by Reference			Filed or Furnished
#	Exhibit Description	Form	Date	Number	Herewith
10.1	First Amendment to Intercreditor Agreement	8-K	4/27/2022	10.1
10.2	Intercreditor Agreement	10-Q	3/15/2022	10.3
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN GROUP, INC.

Date: January 19, 2023	By:	/s/ Michael Mathews
Name: Michael Mathews
Title: Chief Executive Officer